December 16,1996

                                 LEASE AGREEMENT

     Lease Agreement (this "Lease") made this 17th day of December 1996 by and between James W. Miller, M.D. (hereinafter referred to as "Landlord"); and Envirometrics, Inc., Envirometrics Products Company and Azimuth Incorporated, jointly and severally (hereinafter referred to collectively as "Tenant").

     WHEREAS  the  parties  are  desirous  of  entering  into  this  Lease;

     NOW THEREFORE, it is agreed:

     1. PREMISES

     The Landlord does hereby lease unto the Tenant and the Tenant does hereby lease from the Landlord, upon the terms and conditions set forth herein the real estate more specifically described as 9229 University Boulevard, Unit F-2, North Charleston, South Carolina, containing 6,694 square feet (TMS # __________), which is hereinafter referred to in Agreement as the 'Premises" or "Property".

     2. TERM

     The Tenant is to have and to hold the Premises above described for a term of five (5) years, with said term commencing December 1, 1996 and ending at midnight December 2001 (the "Initial Term"), subject to extension and renewal as provided in paragraph 3 below.

     3. OPTION TO RENEW

     So long as the 'tenant is not in default under the terms of this Lease, the Tenant shall I have an option to extend the term of this Lease for an additional five (5) years subsequent to the Initial Term (the "Extended Term"; the Initial Term and the Extended Term being collectively the "Term of this Lease"). If the Tenant exercises this renewal option, then the rent established for the Premises as provided in paragraph 4 below ("Rent") shall be increased to reflect the then current fair market rental rate for the Premises. Except for this Rent adjustment, if the Tenant exercises the renewal option, it shall hold the Premises during the Extended Term upon the terms, covenants and conditions set forth in this Lease. 'The Landlord shall, not less than four (4) months prior to the expiration of the Initial Term, notify the Tenant what rental rate Landlord believes to be the fair market rental rate for space comparable to the Premises, taking into consideration location, amenities, etc. If the parties, bargaining in good faith, are unable to agree upon Rent for the Extended Term prior to the expiration of the Initial Term, the 'tenant's exercise of its renewal option shall be deemed to be revoked and this Lease shall terminate upon expiration of the Initial Term.

    4. RENT

     The rent for the Premises ("Rent") during, the Initial Term shall be $9.90 per square foot per Lease year ($66, 271.00 per Lease year, or $331,380 total Rent for the Initial Term). The Rent shall be paid in 60 equal monthly installments, each in the amount of $5,523-00. The first month's Rent shall be paid on or before October 31, 1996, and each subsequent month's Rent shall be due on the first day of each month during the term hereof. In addition to Rent, Tenant is responsible for the payment of all condominium regime fees assessed by the Condominium Association.

     5. ABSOLUTE NET LEASE

     This Lease shall be deemed and construed to be an absolute net Lease, and during the Lease Term, Tenant shall pay Rent free of all deductions, diminutions, or set-offs of any kind and without abatement for casualty, loss, damages, condemnation or any reason whatsoever. For purposes of this section, the parties acknowledge and agree that in-addition to Rent Tenant shall be responsible, without limitation, for real estate-taxes, as provided in Paragraph 11 below, personal property taxes on all personalty owned by Tenant, insurance costs, as provided in Paragraph 13 below, sewer and utility charges, maintenance of the Premises.

     6. LATE FEES

     Rent payments are due on the first of every month during the term of this Lease. If payments are not received by 5:OOPM on the 10th day of any month, a 5.00% late fee will be added to the monthly Rent installment due in respect of such month.

     7. DEPOSIT

     Concurrently with the execution and delivery of this Lease, the Tenant is depositing in Landlord's special Segregated account (the "Segregated Account") at Signet Bank (the "Bank") the sum of $16,569, equal to three months' Rent, as a security deposit against Tenant's timely payment of Rent- Concurrently with the discharge of the Guarantors of Tenant's obligations under this Lease (as provided in the Guarantee set forth at the end of this Lease, which Guarantors have executed), the Tenant shall deposit an additional $16,569 into the Segregated Account. Landlord shall not commingle moneys on deposit in the Segregated Account (the "Deposit") with any other funds. The Segregated Account shall bear interest at the Bank's advertised interest rate for savings accounts as in effect from time to time, and all interest earned on fund!-, in the Segregated Account shall be used by Landlord as provided in Paragraph 20(b) with respect to defaults in Rent, and to the extent not so used, shall be paid to the Tenant together with all other moneys remaining on deposit in the Segregated Account upon the expiration or termination of this Lease. Landlord may apply the Deposit against unpaid Rent as provided in Paragraph 20(b) below.

    8. NOTICE

     Any and all notices or other communications provided for in this Agreement shall be in writing, shall be signed by the party giving the same and shall be delivered personally, or mailed, by certified mail, return receipt requested, postage prepaid, addressed to the party to whom such communication is directed as herein below provided. Notice shall be deemed to be given and received hereunder on the date of delivery if personally delivered and on the date of mailing if mailed as aforesaid. Any party may change his or its address at any time by giving the other party notice thereof. Such notice shall be addressed as follows:

If to Landlord:
Family Practice Specialists of Richmond
Attn: James W.Miller, MD
1447 Johnston-Willis Drive
Richmond, VA 23235

If to Tenant: Envirometrics, Inc.
Attn: Richard Bennett, President
9229 University Boulevard
North Charleston, SC 29406

If to Leasing:
Beard Development Corporation
Representative: Attn: John R. Beard
1076 Thomas Jefferson Street, NW
Washington, DC 20007

     9. USE

     The Tenant will not use the Premises or any part thereof for () any purposes other than for administrative and sales offices, and for occupational and environmental health consultative offices and laboratories, without the Landlord's prior written consent, which shall not be unreasonably withheld.

     10. UTILITIES

     Tenant shall pay for all utilities used or consumed in or at the Premises including, but not limited to electricity, gas, water, sewer and telephones as well as any solid waste user fees or other user fees that may be imposed from time to Lime.

     11. TAXES

     Tenant shall be responsible for and shall reimburse the Landlord for any and all real estate taxes and assessments levied on the Premises during the Term of this Lease. Upon receipt by the Landlord of bills for taxes or assessments, the Landlord shall forward such bills to the Tenant Payment shall be made by Tenant to Landlord no later than thirty (30) days following the date on which the Landlord delivered a bill to the Tenant. If the initial year or final year of the Lease term fails to coincide with a tax year, then the Tenant shall pay its pro rata share for the Lime Tenant occupies the Premises under this Lease. In addition, Tenant shall at all times during the term of this Lease be responsible for and shall pay before delinquency all municipal, county, state and federal taxes assessed against its leasehold interest or any of its fixtures, equipment, stock and trade or any other personal property of any kind installed or used in or on the premises.

     12. REPAIR, MAINTENANCE AND SERVICE RESPONSIBILITIES; ALTERATIONS OF THE PREMISES

     a) RESPONSIBILITIES OF TENANT. During the Term of this Lease, Tenant shall, at its sole cost and expense, maintain and keep in good order, condition and repair the entire leased premises including all buildings, structures, plumbing, electrical systems, the HVAC system and other improvements located thereon. Such repairs by Tenant shall include but are not limited to electrical and plumbing systems and fixtures, air conditioning and heating systems.

     In addition, the Tenant shall at its expense contract with a reputable firm for periodic servicing of the heating, air conditioning and ventilation systems as recommended by the manufacturers of such equipment and shall keep on file with Landlord or its agent a copy of said contract or other substantial proof of each servicing.

     Tenant shall also have a qualified pest control company treat the Premises and building as required. The Tenant shall also maintain all grass, shrubs and parking areas on the Leased Premises.

     Tenant shall keep the Premises in a good state of repair, cleanliness, and preservation, and shall, upon the termination of this Lease, render the same to the Landlord in at least as good condition as the same were upon the commencement of-the Lease, reasonable wear and tear excepted.

     Tenant shall repair and be responsible for all damage to the building and grounds caused by Tenant, its employees, agents, invitees and licensees. Landlord gives to Tenant exclusive control of Premises and shall be under no obligation to inspect the premises. Tenant shall promptly repair any defective condition. Tenant responsible to Landlord for any liability incurred by Landlord by reason of such defect. Landlord shall have no duty or obligation to repair or replace any portion of the Premises or to expend any monies in connection therewith except as expressly stated in this Agreement.

     At the termination of this Lease, the Tenant at its sole cost and expense shall be responsible for removing any and all hazardous materials or waste, of any kind or nature, which were placed upon the Premises during the Lease Term by the Tenant, its agents, successors or assigns and shall redeliver the Premises to the Landlord in at least as good condition as the same were upon the commencement of this Lease.

   Tenant  may  alter  the  Premises  from  time to  time at its own  expense,
provided  that  in  so  doing  and  giving  effect  to  such   alterations,   no
contravention of any term of this Lease shall occur.

     13. INSURANCE

     a) During the Term of this Lease Tenant shall, at its sole cost and expense, obtain and maintain insurance coverage against loss or damage by fire or any and all other casualties on the Premises and the buildings, structures and permanent improvements located thereon in the amount of full replacement value of Five Hundred Seventy Five Thousand and 00/1 00 Dollars ($575,000.00). The Landlord shall be named in the policy as an additional Insured and shall have sole right to and control over any proceeds for the structure, but not the contents of the structure.

     b) Tenant shall also be responsible for obtaining suitable insurance coverage on all personal property, fixtures, inventory, or other property located an the Premises for Tenants sole protection.

     c) Tenant shall obtain and maintain throughout the term of this Lease at its sole cost and expense comprehensive public or general liability insurance against injury or death to persons and/or destruction or damage to property occurring in or about the Premises with a combined single limit for bodily injury and property damage for one event with a minimum of $1,000,000,00 written on an occurrence basis- This policy shall be in the name of the Landlord and Tenant as insured under the policy.

     d) Certificates of Insurance shall be delivered to Landlord upon request at the commencement of the Term of this Lease. All policies provided for in subparagraphs (a) and (c) shall contain a clause or endorsement to the effect that they may not be terminated or materially emended except after twenty (20) days written notice thereof to Landlord.

     14. DAMAGE TO PREMISES

     a) In the event that damage occurs to the Premises and the cost to repair the Premises exceeds the amount of $287,500 (being 50% of the aforesaid appraised value of the Premises), and provided that the Tenant has maintained insurance coverage required by Paragraph 13., then the Tenant shall have the option to either terminate this Lease or to require the Landlord to restore the Premises to their original condition. If the Landlord is required to repair the Premises hereunder, then the Landlord shall have a reasonable time within which to repair the Premises and the Rent payable hereunder shall abate in its entirety during the time that the Premises are being repaired.

     b) In the event that damage occurs to the Premises and the cost to repair the Premises is equal to or less than $287,500, and provided that the Tenant has maintained Insurance coverage required by Paragraph 13, then the Landlord shall restore the Premises to their original condition.

     The Landlord shall have a reasonable time within which to repair the Premises. If the undamaged portion of the Premises is sufficient to permit the Tenant to continue to operate its business, then the Rent payable hereunder shall abate in proportion to the loss of use of the Premises by the Tenant. If the damage is such that the Tenant cannot to operate its business without substantial detriment, then the Rent payable hereunder shall abate in its entirety during the time that Premises cannot be occupied by the Tenant.

     15. CONDEMNATION

     If all of the Premises shall be appropriated or taken for public use by eminent domain or if so much of the Premises shall be so taken so as to render the Premises not suitable for such rise as bad been made thereof by Tenant immediately prior to such taking, without substantial detriment., then this Lease shall terminate as of the date of such taking. If however a portion of the Premises shall be so taken, and a sufficient part thereof remains which is suitable for such use as had been made thereof by Tenant immediately prior to such taking, without substantial detriment, then the Tenant shall have the right to continue leasing the Premises and the Rent payable hereunder shall abate in proportion to the loss of use of the Premises by 'Tenant.

     16. INDEMINITY BY TENANT OF LANDLORD

     The Tenant shall defend, indemnify and hold harmless the Landlord from and against any claims, damages or expenses whether damage is to the Premises, or claims for injuries to persons or property where such claims arise arising out of or result from the use or occupancy of the Premises, by the Tenant, its agents, employees or invitees, except where such damage or claims are caused by the sole negligence of the Landlord, its employees or agents.

     Tenant shall indemnify and hold harmless the Landlord from all claims, mechanics and material man's liens, damages and costs relating from or arising out of any alterations, extensions, improvements, additions or restorations to the property performed by the Tenant, its agents or employees-

     If it becomes necessary for the Landlord to defend an action or asserted claim the Tenant will reimburse the Landlord for all costs and expenses including its actual attorney's fees, witness fees, expert fees and all other costs and expenses incurred in effecting such defense in addition to other sums which the Landlord may be called upon to pay by reason of the entry of judgment against the Landlord in litigation or otherwise.

     17. [Reserved]

     18. GENERAL COVENANTS OF TENANT

     The Tenant covenants and agrees that during the Term of this Lease it shall:

     (a) Comply with all lawful rules, regulations, and laws applicable to the Premises.

     (b) Use all reasonable precautions to protect persons and property against fires and other casualty.

     (c) Provide Landlord reasonable access for inspection of the Premises, during normal working hours, which inspection Landlord may, but shall have not any duty to make. In performing any such inspection, Landlord shall not interfere in any material way with Tenant's operation of its business.

     19. ENFORCEMENT

     If any action at law or in equity shall be brought to recover any Rent or other amount under this Lease or for or on account of any breach of this Lease by either the Landlord or the Tenant, or to enforce or interpret any of the covenants, terms or conditions of this Lease, or fur the recovery of the possession of the Leased Premises, the prevailing party shall be entitled to recover from the losing party all its costs including reasonable attorney's fees, witness fees, expert fees, and all other reasonable costs and expenses incurred in connection with such action-

     20. DEFAULT OF TENANT

     (a) If the Tenant defaults in fulfilling any of the Tenant's obligations under this Lease, other than the covenants for the payment of Rent or if the Premises become vacant or deserted or if the Premises arc damaged by reason of negligent or willful acts of the Tenant or the Tenant's employees, agents, licensees or invitees, the Landlord may serve written notice upon the Tenant specifying the nature of said default. Upon the expiration of ten (I 0) days following the giving of such notice, if the Tenant

     (i) has failed to cure such default or

     (ii) in the case of a default which by its nature cannot be completely cured within said ten (10) day period, does not deliver to the Landlord assurances reasonably satisfactory to the Landlord that the Tenant will promptly cure such default and if the Tenant does not thereafter within a reasonable time period cure such default, then the Landlord may serve a written notice of termination of this Lease upon Tenant, this Lease shall terminate on the Tenant's receipt of such notice, and the Tenant shall then quit and surrender the Premises to the Landlord but the Tenant shall remain liable as herein provided until Landlord either occupies the Premises or lets the Premises to a third party. Landlord shall use its best efforts to relet the Premises promptly.

     (b) The First time during any twelve (12) month period that the Tenant defaults in the' payment of Rent the Landlord shall provide Tenant ten (I 0) days' written notice of such default. Unless Landlord receives such Rent payment within ten (1O) days, the Landlord shall apply the Deposit to satisfy the delinquent Rent obligation- If the remaining Deposit is insufficient to satisfy such obligation in full, Landlord may, upon ten (10) days' prior written notice, give notice of default under this Lease and the Tenant shall, at Landlord's election. quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter provided. If Tenant has cured the Rent delinquency, or if the delinquency has been cured by application of the Deposit, but Tenant is again delinquent in the payment of Rent during the same twelve

12) month period, Landlord may give the Tenant five (5) days' notice of the delinquent payment. Unless Landlord receives such Rent payment within five days, the Landlord shall apply the Deposit to satisfy the delinquent Rent obligation. If the remaining Deposit is insufficient to satisfy such obligation in full, Landlord may terminate this Lease without further giving of notice, but Tenant shall remain liable a-, herein provided.

     21. ASSIGNMENT OR SUBLETTING

     Tenant may not assign or sublet its rights under this Lease, except to affiliates of Tenant without Landlord's prior, written consent, which shall not be unreasonably withheld,

     22. RESERVED.

     23. QUIET ENJOYMENT

     If Tenant shall pay the Rent and perform and observe all of the other covenants and conditions to be performed and observed by it hereunder. Tenant shall at all times during the term hereof and during any renewal have quiet, peaceable enjoyment of the Premises without interference from the Landlord or any other person claiming through the Landlord or Landlords predecessors.

     24. NOT A JOINT VENTURE

     The relationship between the parties hereto is not a joint venture but of Landlord and Tenant.

     25. PARAGRAPH HEADINGS

     Paragraph headings herein are for convenience only and do not constitute a substantive part of this Lease.

     26. LEASING COMMISSION

     Landlord agrees to pay at occupancy a real estate leasing fee to Beard Development Corporation (hereinafter "Broker') a leasing fee of 4% of the aggregate lease plus any renewals thereafter at 4% also. Landlord represents and warrants to Tenant that it has not retained or employed any other broker or agent (other than Broker), finder or other person to net on Landlord's behalf in connection with this transaction. Tenant represents and wan-ants to Landlord has not retained or employed any broker, agent, finder or other person to act on its behalf in connection with this transaction. Landlord and Tenant hereby each hereby agree to indemnify and hold the other party harmless against any and all claims, demands. causes of actions and damages arising out of or by reason of truth and accuracy or incompleteness of representations and warranties set forth in this Paragraph 26.

    27. ESTOPPEL CERTIFICATES STATEMENT ATTORNMENT, SUBORDINATION AND EXECUTION OF DOCUMENTS.

     a. Tenant agrees that at any time and from time to time at reasonable intervals, within ten (10) business days after written request by Landlord Tenant shall execute, acknowledge and deliver to Landlord, Landlord's mortgagee, or other designates of Landlord, a Certificate in such form as may from time to time be provided, certifying:

     (i) that this Lease is in full force and effect and has not been assigned, modified, supplemented, or amended in any way (or if there has been any assignment, modification, supplement, or amendment identifying the same);

     (ii) that this Lease represents the entire agreement between Landlord and Tenant as to the subject matter hereof (or if there has been any assignment, modification, supplement or amendment, identifying the same);

     (iii) the commencement date and termination date;

     (iv) that all covenants and conditions under this Lease to be performed by Landlord have been performed or satisfied (and if not, what covenants and conditions remain unperformed or unsatisfied), specifying each Landlord default, defense or offset of which the signer may have knowledge,

     (v) that no Rent has been paid in advance other than for the month in which such certificate is signed by Tenant; and

     (vi) the date to which all Rent has been paid under this Lease.

     b. Tenant shall, in the event any proceedings are brought for the foreclosure or deed-in lieu of foreclosure of or in the event of exercise of the power of sale under any mortgage covering the Leased Premises or conveyance of title by Landlord, attorn to the purchaser upon any such Foreclosure, conveyance or sale and recognize such purchaser as the Landlord, subject to all of Tenant's duties, obligations, rights and options under this Lease.

     c. Upon request by the Landlord, Tenant shall subordinate its rights hereunder to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing a refinancing, now or hereafter in force against the land and/or the buildings hereafter placed upon the land of' which the Premises are a part and to all advances made or hereafter to be made upon the security thereof provided however, that a condition precedent to tenants requirement to subordinate hereunder shall be that Tenant upon any default in the terms of such financing by Landlord, shall have the right to pay Rent directly to the mortgagee or other persons to whom Landlord may be obligated under such financing and, so long as Tenant pays Rent a.-, herein provided, this Lease and all Tenant's rights and options hereunder shall remain in full force and effect as to such mortgagee or other financing obligee of Landlord.

     d. The Tenant, upon request of any party in interest, shall execute, within ten (10) days of Tenant's receipt, such instruments or certificates to carry out the intent of these paragraphs above as shall be requested by the Landlord; provided, however, that nothing contained in such instruments or certificates required by Landlord shall be derogation of any rights granted to Tenant hereunder, not expand Tenant's obligations hereunder, and if any such instruments or certificates would have the effect of accomplishing one or both of the foregoing either explicitly or implicitly, then Tenant shall not be obligated to execute the same.

     28. ENVIRONMENTAL PROTECTION

     a) The Tenant represents and warrants that: (i) the Tenant has no knowledge of the presence of or of any discharge, spillage, uncontrolled loss, seepage or filtration of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance (the "Hazard"), as those terms are used in the Comprehensive Environmental response Compensation and Liability Act or 1980 42 U.S.C. 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act or 1976, (the Solid Waste Disposal Act or RCRA), 42 U.S.C. 6901 et seq., as amended; the Toxic Substance Control Act (TSCA) 15 U.S.C. 2601 et seq; or in any other federal, state or local law governing hazardous substances, as such laws may be amended from time to time, (collectively, the 'Act') at, upon, under or within the Property: and (ii) the Tenant has not caused or permitted to occur and shall use its best efforts not to permit to exist, any condition which may cause or constitute a Hazard at, upon, under or within the Property. The term "Hazard" includes but is not limited to polychlorinated biphenyl (PCB's) and lead based paints.

     b)The Tenant further represents and warrants that (i) neither the Tenant nor any other party is or with It be involved in operations upon the Property which operations could lead. to (a) the imposition of liability on the Landlord or on any other subsequent or former owner of the Property under the Act or (b) the creation of a lieu on the Property under the Act or under any similar laws or regulations: and (ii) the Tenant has not permitted, and, shall not permit any tenant, occupant, employee, agent or licensee to engage in any activity at or upon the Property that could impose liability under the Act on Landlord, Tenant or occupant or on any other owner of any of the Property.

     c) The Tenant has complied, and shall comply, in all material respects with the requirements of the Act and related regulations and with all similar laws and regulations and shall notify the Landlord immediately in the event of any Hazard or the discovery of any Hazard at, upon, under or within the Property, except Hazards present on the Premises in the ordinary course of Tenant's business' as described in subparagraph (d) below. The Tenant shall promptly forward to the Landlord copies of all orders, notices, permits, applications or other communications and reports in connection with any Hazard or the presence of any Hazard or other matters relating to the Act or any similar laws or regulations as they may attract the Property.

    d) Notwithstanding the provisions of subparagraphs (a) through (c) of t@ Paragraph 28, Landlord acknowledges that the nature of Tenant's business may result in the regular presence of Hazards on the Premises for purposes of analysis and measurement, and agrees that Tenant may continue to operate its business on the Premises as it sees fit. Landlord expressly consents to the presence of Hazards intentionally brought onto the Premises by 'tenant or its customers or agents the ordinary course of Tenant's business as it may be conducted now or in the future, and agrees that the presence of such Hazards during the Term of this Lease shall not be deemed to create any default hereunder or any right of termination on the part of Landlord, provided that Tenant complies with the requirements of subparagraphs (e) through (g) below.

     e) At the expiration or termination of this Lease. upon the written request of the Landlord , the tenant shall provide to the Landlord at the Tenant's expense, an environmental site assessment or environmental audit report, prepared by an environmental engineering firm acceptable in the reasonable opinion of the Landlord to assess with a reasonable degree of certainty the presence or absence of any Hazard and the potential costs in connection with abatement, cleanup or removal of any Hazard found on, under, at or within the Property.

     f) The tenant shall defend and indemnify the Landlord and hold the Landlord harmless from and against all actual loss, liability, damage and expense, including reasonable attorney's fees. suffered or incurred by the Landlord, whether as owner under or on account of the Act or any similar laws or regulations, including the assertion of any lien thereunder- (i) with respect to any Hazard, or the presence of any Hazard affecting the Property whether or not the same originates or emanates from the Property including any loss of value of the Property as a result of the foregoing so long as no such loss, liability, damage and expense is attributable to any Hazard resulting from actions on the part of the Landlord; and (ii) with respect to any other matter affecting the Property within the jurisdiction of the Environmental Protection Agency, any other ,federal agency, or any state or local environmental agency, the Tenant's obligations under this Section shall arise upon the discovery of the presence of any Hazard under the Act, whether or not the environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazard.

     In the event of any Hazard or the presence of any hazardous substance affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, and if the Tenant shall fail to comply with any of the requirements of the Act or related regulations or any other environmental law or regulation within the time established by any regulatory agency, the Landlord may at its election, but without the obligation to do so:
(i) give such notices and/or cause such work to be performed at the Property; and/or (ii) take any and all other actions as the Landlord shall reasonably deem necessary or advisable in order to abate the Hazard, remove the hazardous substance or cure the Tenant's noncompliance. Any amounts so paid by the Landlord pursuant to this Section, together with interest thereon at the highest rate of interest permitted under prevailing law from the date of payment by the Landlord, shall be immediately due and payable by the Tenant to the Landlord and until paid shall be added to and become a part of the rent due under the terms of this Lease.

     h) The provisions of subparagraphs (e) through (g) shall automatically expire, at the end of the 730th calendar day after the earlier of the last day of the term of this Lease, or the last day of Tenant's possession of the Premises if this Lease is terminated before the end of the Term; but this subparagraph (h) shall not affect Tenant's liability for any matter of which Tenant has actual knowledge before the end of such 730th day.

     29. GENERAL CONDITIONS

     (a)At the expiration or termination of this Lease, the Tenant will redeliver quietly and peaceably unto the Landlord the Premises, together with all improvements and changes which may have been made thereto or therein by the Tenant (except that Tenant may remove any fixtures installed by Tenant which Tenant- uses in the ordinary conduct of its business, provided that such removal does not materially damage the Premises)-, the condition of the Premises and improvements at such time shall be in good, usable state of repair and subject only to normal wear and tear.

     (b)No waiver of a breach of any of the covenants in this Agreement by either party shall be construed to be a waiver of any other succeeding breach of the same or any other covenant or condition herein.

     (c)This Agreement contains the entire Agreement between the parties with respect to subject matter hereof; the execution hereof has not been induced by either of the parties through any representations, promises, or understandings not expressed herein; and there am no other collateral agreements, stipulations, promises, or understandings whatsoever between the parties hereto, with respect to subject matter, which are not expressly contained herein. This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns. This Agreement may be modified only by a writing executed by the parties hereto or their successors, heirs or assigns.

     (d) No release, discharge, or waiver of any provision hereof shall be of effect unless in writing and signed.

     (e) This Lease Agreement shall be deemed to have been entered into at Charleston, South Carolina and shall be construed in accordance with the laws of the State of South Carolina.

     (f) Tenant shall not seek any variances, zoning permits, building permits or take any action respecting the Premises which would limit Landlord's use of its other property which adjoins the Premised, without first obtaining Landlord's written approval.

     (g) Either party may record a long or short form version of this Lease Agreement and shall have the cooperation of the other party in so doing.

     IN WITNESS WHEREOF the parties have executed this Lease as of the day of December, 1996.

WITNESS:

TENANT:

Envirometrics, Inc.

Envirometrics Products Company
Azimuth, Incorporated


LANDLORD


James W. Miller, MD


                                LEASE GUARANTY

     The undersigned Guarantors hereby guarantee to Landlord, jointly and severally, Tenant's performance of all terms, covenants and conditions of the foregoing Lease, subject to the sole condition that this guaranty and each Guarantor's liability hereon shall automatically expire and become void on the earlier of (I) the first anniversary of the date of the Lease or (ii) the date of Landlord's discharge from liability to Beard Development Corp. on the promissory note executed by Landlord in the principal amount of $600,000 on the date hereof. Such automatic expiration shall not affect the Guarantor's liability, if any, asserted by Landlord in writing before the applicable expiration date.


WITNESS:
GUARANTORS:
Richard D. Bennett
Charles E. Feigley